UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 11, 2020

COTY INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35964	13-3823358
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

350 Fifth Avenue New York, NY	10118
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 389-7300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value	COTY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

As previously disclosed, on June 1, 2020, Coty Inc. (the “Company” or “Coty”) entered into a Separation Agreement (the “Separation Agreement”) with Coty International Holding B.V., a private limited liability company organized under the laws of the Netherlands (“Coty International Holding”), Rainbow UK Bidco Limited, a private limited company incorporated under the laws of England and Wales and an affiliate of funds and/or separately managed accounts advised and/or managed by Kohlberg Kravis Roberts & Co. L.P. and its affiliates (“Purchaser”) and Waves UK DivestCo Limited, a private limited company incorporated under the laws of England and Wales and an indirect subsidiary of Coty International Holding (“Newco”), regarding the acquisition of Newco, pursuant to which and subject to the terms and conditions therein, the Company will transfer its Professional Beauty (including Professional Hair, OPI and ghd) and Retail Hair businesses, which for the avoidance of doubt shall include the professional and Wella retail hair businesses in Brazil but exclude the Brazilian consumer beauty business (the “Professional Beauty Business”) to Newco ( “Separation”).

On June 1, 2020, the Company entered into a Sale and Purchase Agreement with Coty International Holding and Purchaser (the “Purchase Agreement”). Pursuant to the terms and subject to the conditions set forth in the Purchase Agreement, Coty International Holding will sell to Purchaser a 100% of the equity interest in Newco.

Item 1.01	Entry Into a Material Definitive Agreement.

Amended and Restated Separation Agreement

On November 11, 2020, the Company, Coty International B.V., a private limited liability company organized under the laws of the Netherlands (“Coty International”), Newco and Purchaser entered into the amended and restated separation agreement (the “Amended Separation Agreement”). The Amended Separation Agreement amends and restates the Separation Agreement to reflect that, among other things, the Separation Agreement has been novated such that Coty International assumes all of the rights and obligations of Coty International Holding.

The Amended Separation Agreement includes certain provisions to facilitate the German Transfer (as defined below) and the post-completion sale and transfer of Wella UK Ltd. (“Wella UK”) and the Irish Professional Beauty Business of Coty UK&I Limited as further described below under ‘Amended and Restated Purchase Agreement’. The Amended Separation Agreement additionally provides for, or amends, certain obligations of the parties thereto in respect of: (1) the conduct of claims following Separation; (2) the usage by the Company and Newco of certain Company marks following Separation; (3) transitional support to be provided by the Company to Newco in relation to regulatory compliance matters; (4) the allocation of certain shared sites and employees; and (5) the mitigation and allocation of costs arising from agreed changes to certain transitional services, among other things.

The foregoing description of the Amended Separation Agreement and the transactions contemplated thereby, does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Amended Separation Agreement, which is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Amended and Restated Purchase Agreement

On November 11, 2020, the Company, Coty International and Purchaser entered into the amended and restated Sale and Purchase Agreement (the “Amended Purchase Agreement”). The Amended Purchase Agreement amends and restates the Purchase Agreement to reflect that, among other things, the Purchase Agreement has been novated to reflect the assumption of all rights, obligations and liabilities of Coty International Holding by Coty International.

The Amended Purchase Agreement provides that the transfer of the German real estate from Coty International and its subsidiaries to Purchaser (the “German Transfer”) has been removed as a condition to completion and is instead a post-completion undertaking to effect the German Transfer pursuant to a separate sale and transfer agreement. Coty International and Purchaser will additionally procure the post-completion sale and transfer of (i) Wella UK to Wella UK Holdings Limited and (ii) the Irish Professional Beauty Business of Coty UK&I Limited to Wella UK. The Amended Purchase Agreement additionally provides for certain obligations in respect of Purchaser relating to the conduct of business between the date of the Purchase Agreement and date of completion and certain amendments to the allocation of costs and expenses as between the parties.

The foregoing description of the Amended Purchase Agreement and the transactions contemplated thereby, does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Amended Purchase Agreement, which is attached as Exhibit 2.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01	Other Events.

On November 12, 2020, the Company issued a press release announcing the execution of the Amended Separation Agreement and the Amended Purchase Agreement and the anticipated completion of the transactions contemplated thereby by November 30, 2020. A copy of the press release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K.

Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the Exchange Act) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Registrant under the Securities Act of 1933 or the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number:	Description

2.1	Amended and Restated Separation Agreement, dated November 11, 2020, by and among Coty Inc., Coty International B.V., Waves UK Divestco Limited and Rainbow UK Bidco Limited.

2.2	Amended and Restated Sale and Purchase Agreement, dated November 11, 2020, by and among Coty Inc., Coty International B.V. and Rainbow UK Bidco Limited.

99.1	Press Release, dated November 12, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Coty Inc. (Registrant)

Date: November 12, 2020	By:	/s/ Kristin Blazewicz
Kristin Blazewicz
Chief Legal Officer, General Counsel and Secretary